ALEXANDER & BALDWIN, LLC
SERIES J SENIOR NOTE
No. J-1
ORIGINAL PRINCIPAL AMOUNT: $1,153,333.33
ORIGINAL ISSUE DATE: April 18, 2018
INTEREST RATE: 4.66%
INTEREST PAYMENT DATES: Semi-annually on each April 18 and October 18
FINAL MATURITY DATE: April 18, 2025
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None
FOR VALUE RECEIVED, each of the undersigned, ALEXANDER & BALDWIN, LLC (herein called the “Company”), a limited liability company organized under the laws of the State of Delaware, ALEXANDER & BALDWIN, LLC, SERIES R, ALEXANDER & BALDWIN, LLC, SERIES T, and ALEXANDER & BALDWIN, LLC, SERIES M, on a joint and several basis, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of ONE MILLION ONE HUNDRED FIFTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE AND 33/100 DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on the Final Maturity Date specified above and on each Interest Payment Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Yield-Maintenance Amount, at a rate per annum from time to time equal to the Default Rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal, Yield-Maintenance Amount, if any, and interest are to be made in lawful money of the United States of America at JPMorgan Chase Bank, New York, New York or at such other place as the holder hereof shall designate to the Company in writing.
This Note is one of a series of senior notes (herein called the “Notes”) issued pursuant to a Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of December 10, 2015 (as from time to time amended, restated, supplemented or otherwise modified, the “Agreement”), between the Company, Alexander & Baldwin, Inc. and the other Guarantors party thereto, on the one hand, and the Purchasers party thereto, on the other hand, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representations set forth in paragraph 9B of the Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Agreement.
This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a replacement Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person

SAN_FRANCISCO/#52499.2

in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.
This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Agreement, but not otherwise.
The Notes have been unconditionally guaranteed by the Company’s direct parent, Alexander & Baldwin, Inc., and certain of its Subsidiaries (other than the Company) pursuant to the terms of the Multiparty Guaranty.
If an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Yield-Maintenance Amount), and with the effect, provided in the Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

ALEXANDER & BALDWIN, LLC By: /s/ James E. Mead James E. Mead Its: Authorized signatory By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Authorized signatory
ALEXANDER & BALDWIN, LLC, SERIES R By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC, SERIES T By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer
ALEXANDER & BALDWIN, LLC, SERIES M By: /s/ Christopher J. Benjamin Christopher J. Benjamin Its: President & Chief Executive Officer
PGIM, INC. By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By: Prudential Investment Management Japan Co., Ltd., as Investment Manager
By: PGIM, Inc., as Sub-Advisor
By:  /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

FARMERS INSURANCE EXCHANGE
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

MID CENTURY INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

FARMERS NEW WORLD LIFE INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC
SERIES J SENIOR NOTE
No. J-2
ORIGINAL PRINCIPAL AMOUNT: $2,126,666.67
ORIGINAL ISSUE DATE: April 18, 2018
INTEREST RATE: 4.66%
INTEREST PAYMENT DATES: Semi-annually on each April 18 and October 18
FINAL MATURITY DATE: April 18, 2025
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None
FOR VALUE RECEIVED, each of the undersigned, ALEXANDER & BALDWIN, LLC (herein called the “Company”), a limited liability company organized under the laws of the State of Delaware, ALEXANDER & BALDWIN, LLC, SERIES R, ALEXANDER & BALDWIN, LLC, SERIES T, and ALEXANDER & BALDWIN, LLC, SERIES M, on a joint and several basis, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of TWO MILLION ONE HUNDRED TWENTY-SIX THOUSAND SIX HUNDRED SIXTY-SIX AND 67/100 DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on the Final Maturity Date specified above and on each Interest Payment Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Yield-Maintenance Amount, at a rate per annum from time to time equal to the Default Rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal, Yield-Maintenance Amount, if any, and interest are to be made in lawful money of the United States of America at JPMorgan Chase Bank, New York, New York or at such other place as the holder hereof shall designate to the Company in writing.
This Note is one of a series of senior notes (herein called the “Notes”) issued pursuant to a Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of December 10, 2015 (as from time to time amended, restated, supplemented or otherwise modified, the “Agreement”), between the Company, Alexander & Baldwin, Inc. and the other Guarantors party thereto, on the one hand, and the Purchasers party thereto, on the other hand, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representations set forth in paragraph 9B of the Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Agreement.
This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a replacement Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person

SAN_FRANCISCO/#52499.2

in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.
This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Agreement, but not otherwise.
The Notes have been unconditionally guaranteed by the Company’s direct parent, Alexander & Baldwin, Inc., and certain of its Subsidiaries (other than the Company) pursuant to the terms of the Multiparty Guaranty.
If an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Yield-Maintenance Amount), and with the effect, provided in the Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

ALEXANDER & BALDWIN, LLC By: /s/ James E. Mead James E. Mead Its: Authorized signatory By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Authorized signatory
ALEXANDER & BALDWIN, LLC, SERIES R By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC, SERIES T By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer
ALEXANDER & BALDWIN, LLC, SERIES M By: /s/ Christopher J. Benjamin Christopher J. Benjamin Its: President & Chief Executive Officer
PGIM, INC. By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By: Prudential Investment Management Japan Co., Ltd., as Investment Manager
By: PGIM, Inc., as Sub-Advisor
By:  /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

FARMERS INSURANCE EXCHANGE
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

MID CENTURY INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

FARMERS NEW WORLD LIFE INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC
SERIES J SENIOR NOTE
No. J-3
ORIGINAL PRINCIPAL AMOUNT: $3,933,333.33
ORIGINAL ISSUE DATE: April 18, 2018
INTEREST RATE: 4.66%
INTEREST PAYMENT DATES: Semi-annually on each April 18 and October 18
FINAL MATURITY DATE: April 18, 2025
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None
FOR VALUE RECEIVED, each of the undersigned, ALEXANDER & BALDWIN, LLC (herein called the “Company”), a limited liability company organized under the laws of the State of Delaware, ALEXANDER & BALDWIN, LLC, SERIES R, ALEXANDER & BALDWIN, LLC, SERIES T, and ALEXANDER & BALDWIN, LLC, SERIES M, on a joint and several basis, hereby promises to pay to THE GIBRALTAR LIFE INSURANCE CO., LTD., or registered assigns, the principal sum of THREE MILLION NINE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE AND 33/100 DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on the Final Maturity Date specified above and on each Interest Payment Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Yield-Maintenance Amount, at a rate per annum from time to time equal to the Default Rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal, Yield-Maintenance Amount, if any, and interest are to be made in lawful money of the United States of America at JPMorgan Chase Bank, New York, New York or at such other place as the holder hereof shall designate to the Company in writing.
This Note is one of a series of senior notes (herein called the “Notes”) issued pursuant to a Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of December 10, 2015 (as from time to time amended, restated, supplemented or otherwise modified, the “Agreement”), between the Company, Alexander & Baldwin, Inc. and the other Guarantors party thereto, on the one hand, and the Purchasers party thereto, on the other hand, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representations set forth in paragraph 9B of the Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Agreement.
This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a replacement Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person

SAN_FRANCISCO/#52499.2

in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.
This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Agreement, but not otherwise.
The Notes have been unconditionally guaranteed by the Company’s direct parent, Alexander & Baldwin, Inc., and certain of its Subsidiaries (other than the Company) pursuant to the terms of the Multiparty Guaranty.
If an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Yield-Maintenance Amount), and with the effect, provided in the Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

ALEXANDER & BALDWIN, LLC By: /s/ James E. Mead James E. Mead Its: Authorized signatory By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Authorized signatory
ALEXANDER & BALDWIN, LLC, SERIES R By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC, SERIES T By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer
ALEXANDER & BALDWIN, LLC, SERIES M By: /s/ Christopher J. Benjamin Christopher J. Benjamin Its: President & Chief Executive Officer
PGIM, INC. By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By: Prudential Investment Management Japan Co., Ltd., as Investment Manager
By: PGIM, Inc., as Sub-Advisor
By:  /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

FARMERS INSURANCE EXCHANGE
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

MID CENTURY INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

FARMERS NEW WORLD LIFE INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC
SERIES J SENIOR NOTE
No. J-4
ORIGINAL PRINCIPAL AMOUNT: $400,000.00
ORIGINAL ISSUE DATE: April 18, 2018
INTEREST RATE: 4.66%
INTEREST PAYMENT DATES: Semi-annually on each April 18 and October 18
FINAL MATURITY DATE: April 18, 2025
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None
FOR VALUE RECEIVED, each of the undersigned, ALEXANDER & BALDWIN, LLC (herein called the “Company”), a limited liability company organized under the laws of the State of Delaware, ALEXANDER & BALDWIN, LLC, SERIES R, ALEXANDER & BALDWIN, LLC, SERIES T, and ALEXANDER & BALDWIN, LLC, SERIES M, on a joint and several basis, hereby promises to pay to PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, or registered assigns, the principal sum of FOUR HUNDRED THOUSAND AND 00/100 DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on the Final Maturity Date specified above and on each Interest Payment Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Yield-Maintenance Amount, at a rate per annum from time to time equal to the Default Rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal, Yield-Maintenance Amount, if any, and interest are to be made in lawful money of the United States of America at JPMorgan Chase Bank, New York, New York or at such other place as the holder hereof shall designate to the Company in writing.
This Note is one of a series of senior notes (herein called the “Notes”) issued pursuant to a Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of December 10, 2015 (as from time to time amended, restated, supplemented or otherwise modified, the “Agreement”), between the Company, Alexander & Baldwin, Inc. and the other Guarantors party thereto, on the one hand, and the Purchasers party thereto, on the other hand, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representations set forth in paragraph 9B of the Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Agreement.
This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a replacement Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person

SAN_FRANCISCO/#52499.2

in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.
This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Agreement, but not otherwise.
The Notes have been unconditionally guaranteed by the Company’s direct parent, Alexander & Baldwin, Inc., and certain of its Subsidiaries (other than the Company) pursuant to the terms of the Multiparty Guaranty.
If an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Yield-Maintenance Amount), and with the effect, provided in the Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

ALEXANDER & BALDWIN, LLC By: /s/ James E. Mead James E. Mead Its: Authorized signatory By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Authorized signatory
ALEXANDER & BALDWIN, LLC, SERIES R By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC, SERIES T By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer
ALEXANDER & BALDWIN, LLC, SERIES M By: /s/ Christopher J. Benjamin Christopher J. Benjamin Its: President & Chief Executive Officer
PGIM, INC. By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By: Prudential Investment Management Japan Co., Ltd., as Investment Manager
By: PGIM, Inc., as Sub-Advisor
By:  /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

FARMERS INSURANCE EXCHANGE
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

MID CENTURY INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

FARMERS NEW WORLD LIFE INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC
SERIES J SENIOR NOTE
No. J-5
ORIGINAL PRINCIPAL AMOUNT: $486,666.67
ORIGINAL ISSUE DATE: April 18, 2018
INTEREST RATE: 4.66%
INTEREST PAYMENT DATES: Semi-annually on each April 18 and October 18
FINAL MATURITY DATE: April 18, 2025
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None
FOR VALUE RECEIVED, each of the undersigned, ALEXANDER & BALDWIN, LLC (herein called the “Company”), a limited liability company organized under the laws of the State of Delaware, ALEXANDER & BALDWIN, LLC, SERIES R, ALEXANDER & BALDWIN, LLC, SERIES T, and ALEXANDER & BALDWIN, LLC, SERIES M, on a joint and several basis, hereby promises to pay to PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY, or registered assigns, the principal sum of FOUR HUNDRED EIGHTY-SIX THOUSAND SIX HUNDRED SIXTY-SIX AND 67/100 DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on the Final Maturity Date specified above and on each Interest Payment Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Yield-Maintenance Amount, at a rate per annum from time to time equal to the Default Rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal, Yield-Maintenance Amount, if any, and interest are to be made in lawful money of the United States of America at JPMorgan Chase Bank, New York, New York or at such other place as the holder hereof shall designate to the Company in writing.
This Note is one of a series of senior notes (herein called the “Notes”) issued pursuant to a Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of December 10, 2015 (as from time to time amended, restated, supplemented or otherwise modified, the “Agreement”), between the Company, Alexander & Baldwin, Inc. and the other Guarantors party thereto, on the one hand, and the Purchasers party thereto, on the other hand, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representations set forth in paragraph 9B of the Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Agreement.
This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a replacement Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person

SAN_FRANCISCO/#52499.2

in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.
This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Agreement, but not otherwise.
The Notes have been unconditionally guaranteed by the Company’s direct parent, Alexander & Baldwin, Inc., and certain of its Subsidiaries (other than the Company) pursuant to the terms of the Multiparty Guaranty.
If an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Yield-Maintenance Amount), and with the effect, provided in the Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

ALEXANDER & BALDWIN, LLC By: /s/ James E. Mead James E. Mead Its: Authorized signatory By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Authorized signatory
ALEXANDER & BALDWIN, LLC, SERIES R By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC, SERIES T By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer
ALEXANDER & BALDWIN, LLC, SERIES M By: /s/ Christopher J. Benjamin Christopher J. Benjamin Its: President & Chief Executive Officer
PGIM, INC. By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By: Prudential Investment Management Japan Co., Ltd., as Investment Manager
By: PGIM, Inc., as Sub-Advisor
By:  /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

FARMERS INSURANCE EXCHANGE
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

MID CENTURY INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

FARMERS NEW WORLD LIFE INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC
SERIES J SENIOR NOTE
No. J-6
ORIGINAL PRINCIPAL AMOUNT: $1,022,000.00
ORIGINAL ISSUE DATE: April 18, 2018
INTEREST RATE: 4.66%
INTEREST PAYMENT DATES: Semi-annually on each April 18 and October 18
FINAL MATURITY DATE: April 18, 2025
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None
FOR VALUE RECEIVED, each of the undersigned, ALEXANDER & BALDWIN, LLC (herein called the “Company”), a limited liability company organized under the laws of the State of Delaware, ALEXANDER & BALDWIN, LLC, SERIES R, ALEXANDER & BALDWIN, LLC, SERIES T, and ALEXANDER & BALDWIN, LLC, SERIES M, on a joint and several basis, hereby promises to pay to FARMERS INSURANCE EXCHANGE, or registered assigns, the principal sum of ONE MILLION TWENTY-TWO THOUSAND AND 00/100 DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on the Final Maturity Date specified above and on each Interest Payment Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Yield-Maintenance Amount, at a rate per annum from time to time equal to the Default Rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal, Yield-Maintenance Amount, if any, and interest are to be made in lawful money of the United States of America at JPMorgan Chase Bank, New York, New York or at such other place as the holder hereof shall designate to the Company in writing.
This Note is one of a series of senior notes (herein called the “Notes”) issued pursuant to a Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of December 10, 2015 (as from time to time amended, restated, supplemented or otherwise modified, the “Agreement”), between the Company, Alexander & Baldwin, Inc. and the other Guarantors party thereto, on the one hand, and the Purchasers party thereto, on the other hand, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representations set forth in paragraph 9B of the Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Agreement.
This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a replacement Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person

SAN_FRANCISCO/#52499.2

in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.
This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Agreement, but not otherwise.
The Notes have been unconditionally guaranteed by the Company’s direct parent, Alexander & Baldwin, Inc., and certain of its Subsidiaries (other than the Company) pursuant to the terms of the Multiparty Guaranty.
If an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Yield-Maintenance Amount), and with the effect, provided in the Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

ALEXANDER & BALDWIN, LLC By: /s/ James E. Mead James E. Mead Its: Authorized signatory By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Authorized signatory
ALEXANDER & BALDWIN, LLC, SERIES R By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC, SERIES T By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer
ALEXANDER & BALDWIN, LLC, SERIES M By: /s/ Christopher J. Benjamin Christopher J. Benjamin Its: President & Chief Executive Officer
PGIM, INC. By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By: Prudential Investment Management Japan Co., Ltd., as Investment Manager
By: PGIM, Inc., as Sub-Advisor
By:  /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

FARMERS INSURANCE EXCHANGE
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

MID CENTURY INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

FARMERS NEW WORLD LIFE INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC
SERIES J SENIOR NOTE
No. J-7
ORIGINAL PRINCIPAL AMOUNT: $438,000.00
ORIGINAL ISSUE DATE: April 18, 2018
INTEREST RATE: 4.66%
INTEREST PAYMENT DATES: Semi-annually on each April 18 and October 18
FINAL MATURITY DATE: April 18, 2025
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None
FOR VALUE RECEIVED, each of the undersigned, ALEXANDER & BALDWIN, LLC (herein called the “Company”), a limited liability company organized under the laws of the State of Delaware, ALEXANDER & BALDWIN, LLC, SERIES R, ALEXANDER & BALDWIN, LLC, SERIES T, and ALEXANDER & BALDWIN, LLC, SERIES M, on a joint and several basis, hereby promises to pay to MID CENTURY INSURANCE COMPANY, or registered assigns, the principal sum of FOUR HUNDRED THIRTY-EIGHT THOUSAND AND 00/100 DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on the Final Maturity Date specified above and on each Interest Payment Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Yield-Maintenance Amount, at a rate per annum from time to time equal to the Default Rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal, Yield-Maintenance Amount, if any, and interest are to be made in lawful money of the United States of America at JPMorgan Chase Bank, New York, New York or at such other place as the holder hereof shall designate to the Company in writing.
This Note is one of a series of senior notes (herein called the “Notes”) issued pursuant to a Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of December 10, 2015 (as from time to time amended, restated, supplemented or otherwise modified, the “Agreement”), between the Company, Alexander & Baldwin, Inc. and the other Guarantors party thereto, on the one hand, and the Purchasers party thereto, on the other hand, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representations set forth in paragraph 9B of the Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Agreement.
This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a replacement Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person

SAN_FRANCISCO/#52499.2

in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.
This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Agreement, but not otherwise.
The Notes have been unconditionally guaranteed by the Company’s direct parent, Alexander & Baldwin, Inc., and certain of its Subsidiaries (other than the Company) pursuant to the terms of the Multiparty Guaranty.
If an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Yield-Maintenance Amount), and with the effect, provided in the Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

ALEXANDER & BALDWIN, LLC By: /s/ James E. Mead James E. Mead Its: Authorized signatory By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Authorized signatory
ALEXANDER & BALDWIN, LLC, SERIES R By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC, SERIES T By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer
ALEXANDER & BALDWIN, LLC, SERIES M By: /s/ Christopher J. Benjamin Christopher J. Benjamin Its: President & Chief Executive Officer
PGIM, INC. By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By: Prudential Investment Management Japan Co., Ltd., as Investment Manager
By: PGIM, Inc., as Sub-Advisor
By:  /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

FARMERS INSURANCE EXCHANGE
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

MID CENTURY INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

FARMERS NEW WORLD LIFE INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC
SERIES J SENIOR NOTE
No. J-8
ORIGINAL PRINCIPAL AMOUNT: $440,000.00
ORIGINAL ISSUE DATE: April 18, 2018
INTEREST RATE: 4.66%
INTEREST PAYMENT DATES: Semi-annually on each April 18 and October 18
FINAL MATURITY DATE: April 18, 2025
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: None
FOR VALUE RECEIVED, each of the undersigned, ALEXANDER & BALDWIN, LLC (herein called the “Company”), a limited liability company organized under the laws of the State of Delaware, ALEXANDER & BALDWIN, LLC, SERIES R, ALEXANDER & BALDWIN, LLC, SERIES T, and ALEXANDER & BALDWIN, LLC, SERIES M, on a joint and several basis, hereby promises to pay to FARMERS NEW WORLD LIFE INSURANCE COMPANY, or registered assigns, the principal sum of FOUR HUNDRED FORTY THOUSAND AND 00/100 DOLLARS on the Final Maturity Date specified above with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on the Final Maturity Date specified above and on each Interest Payment Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Yield-Maintenance Amount, at a rate per annum from time to time equal to the Default Rate, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal, Yield-Maintenance Amount, if any, and interest are to be made in lawful money of the United States of America at JPMorgan Chase Bank, New York, New York or at such other place as the holder hereof shall designate to the Company in writing.
This Note is one of a series of senior notes (herein called the “Notes”) issued pursuant to a Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of December 10, 2015 (as from time to time amended, restated, supplemented or otherwise modified, the “Agreement”), between the Company, Alexander & Baldwin, Inc. and the other Guarantors party thereto, on the one hand, and the Purchasers party thereto, on the other hand, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representations set forth in paragraph 9B of the Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Agreement.
This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a replacement Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person

SAN_FRANCISCO/#52499.2

in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.
This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Agreement, but not otherwise.
The Notes have been unconditionally guaranteed by the Company’s direct parent, Alexander & Baldwin, Inc., and certain of its Subsidiaries (other than the Company) pursuant to the terms of the Multiparty Guaranty.
If an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Yield-Maintenance Amount), and with the effect, provided in the Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

ALEXANDER & BALDWIN, LLC By: /s/ James E. Mead James E. Mead Its: Authorized signatory By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Authorized signatory
ALEXANDER & BALDWIN, LLC, SERIES R By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer

SAN_FRANCISCO/#52499.2

ALEXANDER & BALDWIN, LLC, SERIES T By: /s/ James E. Mead James E. Mead Its: Chief Financial Officer By: /s/ Nelson N. S. Chun Nelson N. S. Chun Its: Senior Vice President and Chief Legal Officer
ALEXANDER & BALDWIN, LLC, SERIES M By: /s/ Christopher J. Benjamin Christopher J. Benjamin Its: President & Chief Executive Officer
PGIM, INC. By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By: Prudential Investment Management Japan Co., Ltd., as Investment Manager
By: PGIM, Inc., as Sub-Advisor
By:  /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President
PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY By: PGIM, Inc., as investment manager By: /s/ Brad Wiginton Name: Brad Wiginton Title: Vice President

FARMERS INSURANCE EXCHANGE
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

MID CENTURY INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2

FARMERS NEW WORLD LIFE INSURANCE COMPANY
By:    Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:    Prudential Private Placement Investors, Inc., (as its General Partner)
By: /s/ Brad Wiginton
Name: Brad Wiginton
Title: Vice President

SAN_FRANCISCO/#52499.2